Deloitte & Touche LLP Harborside Plaza 10, Suite 400 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Gracie Point, LLC

420 Lexington Avenue, Suite 2515

New York, New York 10017

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of premium finance loans in connection with the proposed offering of Gracie Point International Funding Series 2022-1. Gracie Point, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Initial Statistical Data File and the Subsequent Statistical Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Initial Statistical Data File and Subsequent Statistical Data File. Additionally, Truist Securities, Inc. (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Initial Statistical Data File and Subsequent Statistical Data File, as applicable, and communicated differences prior to being provided the final Initial Statistical Data File and Subsequent Statistical Data File which were subjected to the procedures described below.

Agreed-Upon Procedures

On November 12, 2021, representatives of the Company provided us with a computer-generated premium finance loan data file and related record layout (the “Initial Statistical Data File”) containing data, as represented to us by the Company, as of October 13, 2021, with respect to (i) 78 funded premium finance loans (the “Initial Funded Loans”) and (ii) 84 unfunded premium finance loans (the “Initial Unfunded Loans”).

Further, on January 10, 2022, representatives of the Company provided us with a computer-generated premium finance loan data file and related record layout (the “Subsequent Statistical Data File”) containing data, as represented to us by the Company, as of December 13, 2021, with respect to (i) 118 funded premium finance loans including 40 funded premium finance loans that were not included on the Initial Statistical Data File (the “Subsequent Funded Loans”) and (ii) 101 unfunded premium finance loans (the “Final Unfunded Loans”). The Initial Funded Loans and Subsequent Funded Loans are collectively and hereinafter referred to as the “Funded Loans”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Funded Loans relating to the premium finance loan characteristics (the “Characteristics”) set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable, and indicated below.

Characteristics

1.       Loan ID (for informational purposes only)

2.       Loan closing date

3.       Number of disbursements made

4.       Total commitment amount

5.       Next disbursement date

6.       Margin

7.       Minimum interest rate

8.       Current cash surrender value

9.       Current borrower cash reserve

10.    Policy issue date

11.    Current loan principal balance outstanding

12.    Current LIBOR rate

13.    All in interest rate

14.    Current Letter of Credit amount (if applicable)

15.    Letter of Credit Issuer (if applicable)

16.    Carrier credit rating – S&P (if applicable)

17.    Carrier credit rating – AM Best (if applicable)

18.    Carrier credit rating – Moody’s (if applicable)

19.    Borrower type

20.    Borrower state/jurisdiction

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the “Loan and Security Agreement.”

We compared Characteristics 6. through 15. to the corresponding information set forth on or derived from the “Verification Agent Certificate.”

We compared Characteristics 16. through 18. to the corresponding information set forth on or derived from the Verification Agent Certificate or screen shots from the respective credit rating agency website (the “Carrier Credit Rating Screen Shots”).

We compared Characteristics 19. and 20. to the corresponding information set forth on or derived from the Trust Agreement, Articles of Association, Certificate of Incorporation or other related correspondence (collectively, the “Formation Documents”).

Further, for each of the Funded Loans, we observed that the Loan and Security Agreement indicated that the Company has the right to replace the LIBOR index, in the event the LIBOR index no longer exists, to another applicable index, at the Company’s sole discretion.

At your instruction, for purposes of such comparisons:

•	with respect to our comparison of Characteristic 5., differences of 30 days or less are deemed to be “in agreement;” and

•	with respect to Characteristic 8., differences of $1.00 or less are deemed to be “in agreement.”

The receivable documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Funded Loans.

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Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable, were found to be in agreement with the above-mentioned Loans Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the premium finance loans underlying the Initial Statistical Data File or Subsequent Statistical Data File, as applicable, or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the premium finance loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 18, 2022